SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2001

Doral Financial Corporation

(Exact name of registrant as specified in this charter)

Puerto Rico (State or other jurisdiction of incorporation)	0-17224 (Commission File No.)	66-0312162 (IRS Employer Identification No.)

1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico (Address of principal executive offices)	00920 (Zip Code)

Registrant’s telephone number, including areas code:  (787) 749-7100

Item  5.     Other Events

      On January 17, 2001, Doral Financial Corporation announced in a press release its unaudited results of operations for the quarter and year ended December 31, 2000. A copy of the release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Item  7.     Financial Statements, Pro Forma, Financial Information and Exhibits

      (c)  Exhibits

99	Press Release dated January 17, 2001

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1994, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

By:	/s/ RICHARD F. BONINI

Richard F. Bonini
Senior Executive Vice President
and Chief Financial Officer

Date: January 17, 2001